Exhibit A

Series of the Trust

Series	Effective Date
First Trust Income Opportunities ETF (fka First Trust CEF Income Opportunity ETF)	September 28, 2016
First Trust Flexible Municipal High Income ETF (fka First Trust Municipal CEF Income Opportunity ETF)	September 28, 2016
First Trust TCW Opportunistic Fixed Income ETF	February 13, 2017
EquityCompass Risk Manager ETF	January 19, 2017
First Trust TCW Unconstrained Plus Bond ETF	May 29, 2018
First Trust Low Duration Strategic Focus ETF	December 18, 2018
FT Cboe Vest U.S. Equity Buffer ETF – August	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – August	November 1, 2019
FT Cboe Vest U.S. Equity Buffer ETF – November	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – November	November 1, 2019
First Trust Active Factor Large Cap ETF	November 24, 2019
First Trust Active Factor Mid Cap ETF	November 24, 2019
First Trust Active Factor Small Cap ETF	November 24, 2019
FT Cboe Vest U.S. Equity Buffer ETF – February	February 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – February	February 5, 2020
First Trust TCW Securitized Plus ETF	April 6, 2020
FT Cboe Vest U.S. Equity Buffer ETF – May	May 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – May	May 1, 2020
First Trust Multi-Manager Large Growth ETF	May 15, 2020
FT Cboe Vest U.S. Equity Buffer ETF – June	June 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – June	June 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – July	July 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – July	July 1, 2020
FT Cboe Vest Fund of Buffer ETFs	August 10, 2020
FT Cboe Vest U.S. Equity Buffer ETF – September	September 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – September	September 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – October	October 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – October	October 5, 2020
FT Cboe Vest U.S. Equity Buffer ETF – December	December 8, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – December	December 8, 2020
FT Cboe Vest Nasdaq-100® Buffer ETF – December
(formerly, FT Cboe Vest Growth-100 Buffer ETF – December)	December 9, 2020
FT Cboe Vest International Equity Buffer ETF – December	December 9, 2020
FT Cboe Vest U.S. Equity Buffer ETF – January	January 4, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – January	January 4, 2021
FT Cboe Vest Fund of Deep Buffer ETFs	January 15, 2021
First Trust TCW Emerging Markets Debt ETF	February 12, 2021
FT Cboe Vest U.S. Equity Buffer ETF – March	March 8, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – March	March 8, 2021

Exhibit A

Series of the Trust

Series	Effective Date
FT Cboe Vest International Equity Buffer ETF – March	March 8, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – March (fka, FT Cboe Vest Growth-100 Buffer ETF – March)	March 8, 2021
FT Cboe Vest U.S. Equity Buffer ETF – April	April 15, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – April	April 15, 2021
First Trust TCW ESG Premier Equity ETF	April 30, 2021
First Trust Innovation Leaders ETF	May 24, 2021
First Trust Expanded Technology ETF	June 8, 2021
FT Cboe Vest International Equity Buffer ETF – June	June 17, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – June (fka, FT Cboe Vest Growth-100 Buffer ETF – June)	June 17, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June	June 28, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – September	September 16, 2021
FT Cboe Vest International Equity Buffer ETF – September	September 16, 2021
First Trust SkyBridge Crypto Industry and Digital Economy ETF	September 16, 2021
First Trust Multi-Manager Small Cap Opportunities ETF	October 8, 2021
FT Cboe Vest Buffered Allocation Defensive ETF	October 25, 2021
FT Cboe Vest Buffered Allocation Growth ETF	October 25, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December	December 10, 2021
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	June 14, 2022
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – September	September 20, 2022